UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21080

Calamos Convertible Opportunities and Income Fund

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

2020 Calamos Court, Naperville,

Illinois 60563-2787

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

John P. Calamos, Sr., President,

Calamos Advisors LLC

2020 Calamos Court

Naperville, Illinois

60563-2787

(NAME AND ADDRESS OF AGENT FOR SERVICE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2014

DATE OF REPORTING PERIOD: November 1, 2013 through April 30, 2014

Item 1. Report to Shareholders

CALAMOS®

Convertible Opportunities and Income Fund (CHI)

SEMIANNUAL REPORT APRIL 30, 2014

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Experience and Foresight

About Calamos Investments

For over 35 years, we have helped investors like you manage and build wealth to meet their long-term individual objectives by working to capitalize on the opportunities of the evolving global marketplace. We launched our first mutual fund in 1985 and our first closed-end fund in 2002. Today, we manage five closed-end funds. Two are income-oriented total return offerings, which seek current income, with increased emphasis on capital gains potential. Three are enhanced fixed income offerings, which pursue high current income from income and capital gains. Calamos Convertible Opportunities and Income Fund (CHI) falls into this category. Please see page 5 for a more detailed overview of our closed-end offerings.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline, and by our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered strategies that seek to participate in equity market upside and mitigate some of the potential risks of equity market volatility. Our investment process seeks to manage risk at multiple levels and draws upon our experience investing through multiple market cycles.

We have a global perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our view, this creates significant opportunities for investors. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

CEO and Global Co-CIO

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2014. This report includes commentary from our investment team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and allocation of your Fund. I invite you to read it carefully.

As our investment teams look to the future, we are excited about the breadth of possible investment opportunities we see as the U.S. and global economy continues on its recovery track. Still, we believe the climate during the reporting period highlights the importance of taking a long-term and active approach, guided by global perspective.

Calamos Convertible Opportunities and Income Fund (CHI) is an enhanced fixed income fund. We utilize dynamic asset allocation to pursue high current income with a less rate-sensitive approach, while also maintaining a focus on capital gains. We believe the flexibility to invest in high yield corporate bonds and convertible securities is an important differentiator, especially given the reduction in the Federal Reserve’s quantitative easing activities and the impact that would have on the fixed income markets.

Steady and Competitive Distributions

During the period, CHI provided steady monthly distributions. We believe the Fund’s distribution rate, which was 8.29%* on a market price basis as of April 30, 2014, was very competitive, given the low interest rates in many segments of the bond market. In our view, the Fund’s distributions illustrate the benefits of a multi-asset class approach and flexible allocation strategy.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. Therefore, this Fund has a level rate distribution policy. As part of this policy, we aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In

*	Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/15/14 distribution was $0.0950 per share. Based on our current estimates, we anticipate that approximately $0.0692 is paid from ordinary income and that approximately $0.0258 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s level rate distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the level rate distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. Distribution rate may vary.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	1

Letter to Shareholders

setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also factor in our assessment of individual securities and asset classes. (For additional information on our level rate distribution policy, please see “The Calamos Closed-End Funds: An Overview” on page 5 and “Level Rate Distribution Policy” on page 34.)

Market Environment

Equities advanced at a good clip during the six-month period. The U.S. equity market rose 8.36%, as represented by the S&P 500 Index, and convertible securities benefited from their equity participation, as reflected in a gain of 8.23% for the BofA Merrill Lynch All U.S. Convertibles Index.

There’s a popular adage that “every bull market must climb a wall of worry.” This saying rang true during the reporting period, as returns were earned in an environment of increasing volatility and changing market leadership. In the first months of the reporting period, investors generally favored equities with growth characteristics—such as technology and biotechnology. However, in mid-March, market participants became concerned that U.S. interest rates might rise more rapidly than had been generally expected. This led to a sell-off in the stocks of growth companies where the majority of earnings and cash flows may not be realized for many years, including many of the growth stocks that had led in the previous months. Questions about the future prospects for the U.S. economic recovery intensified and investors rewarded stocks in sectors thought of as more defensive—such as utilities and consumer staples.

Meanwhile, mounting anxiety about interest rates hindered the corporate and government bond markets, and the Barclays Capital U.S. Aggregate Bond Index earned just 1.74%. High yield bonds benefited from their historically reduced interest rate sensitivity as well as from investors’ search for yield, with the Credit Suisse High Yield Index gaining 4.78%.

We See Opportunity in the Markets

We believe the economy is positioned for continued expansion, albeit at a modest overall pace, and that inflation appears to be generally well contained. We are identifying many compelling growth prospects in cyclical growth and secular growth companies. Cyclical growth companies are those that are tied to the general business cycle, such as financial companies that could benefit from higher interest rates. Secular growth companies are those that are positioned to capitalize on secular trends, such as the rise of the emerging market middle class or the global hunger for access to information and entertainment.

2	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Letter to Shareholders

By many of our favored measures, equities are attractively priced, especially the stocks of growth companies. As economic recovery continues, we believe that market participants will come to more fully appreciate the merits of growth companies. We are also optimistic about trends in the convertible market, and see opportunities for active approaches. In addition to providing the opportunity to participate in equity market advances with potentially less downside, convertibles have been less sensitive to rising interest rates. In contrast, we are more concerned about the prospects for investment grade and government bonds. Although rates stayed low, our view is that interest rates will likely rise, first in the U.S., but eventually in the euro zone as recovery continues.

Our Use of Leverage**

We have the flexibility to utilize leverage in this Fund. Over the long term, we believe that the judicious use of leverage provides us with opportunities to enhance total return and support the Fund’s distribution rate. Leverage strategies typically entail borrowing at short-term interest rates and investing the proceeds at higher rates of return. During the reporting period, we believed the prudent use of leverage would be advantageous given the economic environment, specifically the low borrowing costs we were able to secure. Overall, use of leverage contributed favorably to the returns of the Fund, as the performance of the Fund’s holdings exceeded the costs of borrowing.

Consistent with our focus on risk management, we have employed techniques to hedge against a rise in interest rates. We have used interest rate swaps to manage the borrowing costs associated with the Fund’s use of leverage. Interest rate swaps allow us to “lock down” an interest rate we believe to be attractive. Although rates are at historically low levels across much of the fixed income market, history has taught us that rates can rise quickly, in some cases, in a matter of months. We believe the Fund’s use of interest rate swaps is beneficial because it provides a degree of protection should a rise in rates occur. However, we will continue to assess the costs versus benefits of employing swaps on an ongoing basis as part of our leverage strategy.

Asset Allocation Strategies in an Evolving Environment

I often speak with investors who ask about how they should be responding to the near-term changes in the economic environment. My advice typically focuses on looking through the short-term ups and downs and staying focused on longer-term growth trends and the broad economic landscape. Investors who time the markets are likely to get whipsawed—missing the upside and capturing the downside.

**	Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares, and fluctuations in the variable rates of the leverage financing.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	3

Letter to Shareholders

In closing, I believe that this is an environment where active management and rigorous research will drive investment results. Our team is committed to serving your interests by identifying the most compelling investments in the global economy. If you have any questions or would like additional information, please visit us at www.calamos.com or contact us at 800.582.6959.

We are honored to serve you.

Sincerely,

John P. Calamos, Sr.

CEO and Global Co-CIO,

Calamos Advisors LLC

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The BofA Merrill Lynch All U.S. Convertibles Index represents the U.S. convertible securities market. The Barclays Capital U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. The Credit Suisse High Yield Index is an unmanaged index of approximately 1,600 issues with an average maturity range of seven to 10 years with a minimum capitalization of $75 million. The Index is considered generally representative of the U.S. market for high yield bonds. Sources: Mellon Analytical Solutions and Lipper.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to the accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

This report is intended for informational purposes only and should not be considered investment advice.

4	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while managing downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME	OBJECTIVE: GLOBAL TOTAL RETURN
Calamos Convertible Opportunities and Income Fund (Ticker: CHI) Invests in high yield and convertible securities, primarily in U.S. markets	Calamos Global Total Return Fund (Ticker: CGO) Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets

OBJECTIVE: U.S. TOTAL RETURN
Calamos Convertible and High Income Fund (Ticker CHY) Invests in high yield and convertible securities, primarily in U.S. markets	Calamos Strategic Total Return Fund (Ticker: CSQ) Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME
Calamos Global Dynamic Income Fund (Ticker: CHW) Invests in global fixed income securities, alternative investments and equities

Our Level Rate Distribution Policy

Closed-end fund investors often look for a steady stream of income. Recognizing this, Calamos closed-end funds have a level rate distribution policy in which we aim to keep monthly income consistent through the disbursement of net investment income, net realized short-term capital gains and, if necessary, return of capital. We set distributions at levels that we believe are sustainable for the long term. Our team is focused on delivering an attractive monthly distribution, while maintaining a long-term focus on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment. The funds’ distributions will depend on the individual performance of positions the funds hold, our view of the benefits of retaining leverage, fund tax considerations, and maintaining regulatory requirements.

For more information about any of these funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

For more information on our level rate distribution policy, please see page 34.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	5

Investment Team Discussion

TOTAL RETURN* AS OF 4/30/14
Common Shares – Inception 6/26/02
	6 Months	1 Year	Since Inception**
On Market Price	9.63%	17.40%	10.49%
On NAV	6.97%	13.91%	10.77%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation or depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS*** AS OF 4/30/14
Consumer Discretionary	18.0%
Information Technology	16.5
Health Care	14.0
Industrials	13.2
Energy	12.5
Financials	11.0
Materials	5.2
Consumer Staples	2.6
Telecommunication Services	2.6
Utilities	2.1

***Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

CONVERTIBLE OPPORTUNITIES AND

INCOME FUND (CHI)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Convertible Opportunities and Income Fund (CHI) is an enhanced fixed income investment product, seeking total return through a combination of capital appreciation and current income. It provides an alternative to funds investing exclusively in investment grade fixed income instruments, and seeks to be less sensitive to interest rates. Like all five Calamos closed-end funds, the Fund seeks to provide a steady stream of distributions paid on a monthly basis and invests in multiple asset classes.

Within this Fund, we invest in a diversified portfolio of convertible securities and high yield securities. The allocation to each asset class is dynamic, and reflects our view of the economic landscape, as well as the potential of individual securities. By combining these asset classes, we believe the Fund is well positioned to generate capital gains as well as income. We believe the broader range of security types in which the Fund invests also provides us with increased opportunities for managing the risk and reward characteristics of the portfolio over full market cycles.

We seek companies with respectable balance sheets, reliable debt servicing and good prospects for sustainable growth. While we invest primarily in securities of U.S. issuers, we favor those companies that are actively participating in globalization with geographically diversified revenue streams and global business strategies.

How did the Fund perform over the reporting period?

The Fund gained 6.97% on a net asset value (NAV) basis and 9.63% on a market price basis for the six-month period ended April 30, 2014, versus the 4.78% return for the Credit Suisse High Yield Index and a 8.23% gain for the BofA Merrill Lynch All U.S. Convertibles Index for the same period.

At the end of the reporting period, the Fund’s shares traded at a 1.63% premium to net asset value.

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/14

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

6	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Investment Team Discussion

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund’s holdings, such as general market sentiment or future expectation. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized as long-term holdings within asset allocations, we believe NAV return is the better measure of a fund’s performance. However, when managing the Fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market value.

Please discuss the Fund’s distributions during the period.

We employ a level rate distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. The Fund maintained its monthly distribution at $0.095 through the period. The Fund’s annual distribution rate was 8.29% of market price as of April 30, 2014.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2014, the dividend yield of S&P 500 Index stocks averaged 1.95%. Yields also remained low within the U.S. government bond market, with 10-year U.S. Treasurys and 30-year U.S. Treasurys yielding 2.65% and 3.46%, respectively.

What factors influenced performance over the reporting period?

The Fund’s convertible securities and high yield corporate credits both contributed to the positive performance for the period. Within the convertible market, the convertibles that performed the best during the reporting period had either the most equity sensitivity or the most credit sensitivity. These securities benefited from strong equity market performance during the period. As our Fund has been historically managed towards total return convertibles—convertibles that display asymmetric upside and downside relative to the underlying common stock—we had lighter allocations to these outperforming areas during the reporting period and this held back returns. About half of the Fund consists of convertibles, which allowed for participation convertible-market rally.

From an economic sector perspective, the Fund’s overweight toward industrials, specifically the construction machinery and heavy trucks industry, and health care, in particular holdings in pharmaceuticals, boosted performance. Conversely, an underweight toward materials, namely holdings in diversified metals and mining, and consumer discretionary, such as homebuilding names, were detrimental to performance.

How is the Fund positioned?

The Fund is allocated heaviest to convertibles displaying, in our view, attractive risk-reward attributes relative to their underlying common stocks. While the Fund invests across the entire credit quality spectrum, it currently has a much lighter allocation to the most speculatively rated (CCC) issuers. We have witnessed in the past that these most speculatively rated holdings do not provide the necessary downside protection

ASSET ALLOCATION AS OF 4/30/14

Fund asset allocations are based on total investments and may vary over time.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	7

Investment Team Discussion

when the underlying equity declines. In the current environment, we have also been selective in regard to our most speculative issues, reflecting our concerns that these credits may not presently provide adequate compensation for the associated risk.

Accordingly, we continue to maintain a higher average credit quality than the Credit Suisse High Yield Index. We continue to hold the majority of our fixed income securities in the BB credit tier as we believe this offers optimal risk/reward dynamics.

We increased our convertible exposure during the period. We believe that this increase allows us to meaningfully participate in further improvement in the equity markets through convertibles. The increase has come largely by reducing our holdings in high yield fixed income securities. We believe that convertible securities offer an attractive risk managed way to gain or maintain access to the equity markets in the current environment.

We have slightly increased our exposures in consumer discretionary, health care and energy. We believe given the current macroeconomic dynamics, these areas are in the best position to perform well. We have slightly reduced our holdings in industrials and telecommunication services.

The Fund is currently employing leverage at approximately 27%, borrowing through floating rate bank debt. Given the low borrowing costs at the present rate, we believe this has been, and continues to be, beneficial to our shareholders. In addition, 27% of our floating rate debt is hedged through interest rate swaps, a defensive strategy that mitigates the Fund’s exposure to a sudden rise in short-term interest rates.

Do you have any closing thoughts for Fund shareholders?

We believe that investing in convertibles is about participating in a portion of the equity market upside while also providing a measured degree of downside protection. In this respect, we believe returns are best viewed over a full market cycle. During the period, the convertible market captured nearly all of the equity market’s upside. As we maintain a cautiously optimistic view of the U.S. economy, we believe heavier exposure to equity-sensitive convertibles will allow the Fund to optimize total return. Our dynamic allocation mandate allows us to deploy assets over different asset classes to benefit our shareholders. Accordingly, we believe that active management in the convertible and high yield space is essential to providing desirable risk-managed results over time.

As investors have increasingly sought out convertibles and deltas have risen, we believe that opportunities are significant, but the need for disciplined active management remains paramount. We maintain a focus on convertibles that are neither extremely equity nor credit sensitive as we remain committed to balancing upside equity participation with potential downside protection. Through dynamic asset allocation we are able to optimize the total return of the Fund as we adjust our exposure to take advantage of market opportunities within various sectors and asset classes. We believe our exposure to fixed income securities allows us to maintain a competitive distribution. However, given the asset classes represented in the Fund and the overall low associated duration of the Fund, we believe that we are well defended against rising interest rates.

8	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Schedule of Investments    April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE

CORPORATE BONDS (50.1%)
	Consumer Discretionary (10.3%)
1,098,000	Altice, SA* 7.750%, 05/15/22	$1,146,038
1,627,000	Bon-Ton Department Stores, Inc.^m 8.000%, 06/15/21	1,562,937
275,000	Brunswick Corp.*m 4.625%, 05/15/21	272,422
290,000	Century Communities* 6.875%, 05/15/22	287,793
1,569,000	Chrysler Group, LLC* 8.000%, 06/15/19	1,717,074
847,000	Cogeco Cable, Inc.*m 4.875%, 05/01/20	853,882
4,793,000	Cooper Tire & Rubber Company^m 8.000%, 12/15/19	5,392,125
3,550,000	Dana Holding Corp.m 6.750%, 02/15/21	3,849,531
	DISH DBS Corp.m
5,302,000	5.125%, 05/01/20	5,580,355
4,282,000	7.875%, 09/01/19^	5,084,875
3,137,000	Dufry Finance, SCA*m 5.500%, 10/15/20	3,264,441
2,223,000	Golden Nugget Escrow, Inc.*^m 8.500%, 12/01/21	2,293,858
1,039,000	Goodyear Tire & Rubber Companym 8.250%, 08/15/20	1,151,991
1,995,000	Greektown Holdings, LLC*^ 8.875%, 03/15/19	2,061,084
1,859,000	Hasbro, Inc.^m 6.600%, 07/15/28	2,097,491
	Icahn Enterprises, LP*
3,027,000	5.875%, 02/01/22	3,079,973
1,851,000	6.000%, 08/01/20m	1,959,746
427,000	4.875%, 03/15/19m	433,138
3,921,000	Jaguar Land Rover Automotive, PLC*m 8.125%, 05/15/21	4,445,434
	L Brands, Inc.m
2,353,000	7.600%, 07/15/37	2,523,593
533,000	6.950%, 03/01/33	550,323
1,105,000	Liberty Interactive, LLC^m 8.250%, 02/01/30	1,211,356
	Meritage Homes Corp.m
2,667,000	7.150%, 04/15/20	2,968,705
1,496,000	7.000%, 04/01/22	1,644,665
1,467,000	NCL Corp., Ltd. - Class Cm 5.000%, 02/15/18	1,521,096
	Neiman Marcus Group LTD, LLC*
482,000	8.750%, 10/15/21	533,815
384,000	8.000%, 10/15/21m	422,160
2,216,000	Netflix, Inc.m 5.375%, 02/01/21	2,314,335

PRINCIPAL AMOUNT		VALUE

	Numericable Group, SA*
2,196,000	6.000%, 05/15/22	$2,250,900
157,000	6.250%, 05/15/24	160,729
4,471,000	Outerwall, Inc.m 6.000%, 03/15/19	4,644,251
839,000	Quiksilver, Inc. / QS Wholesale, Inc.*m 7.875%, 08/01/18	910,839
3,031,000	Royal Caribbean Cruises, Ltd.^ 7.500%, 10/15/27	3,419,347
	Ryland Group, Inc.m
4,314,000	6.625%, 05/01/20^	4,691,475
1,169,000	5.375%, 10/01/22	1,162,424
	Sally Holdings, LLC / Sally Capital, Inc.m
1,467,000	5.750%, 06/01/22^	1,560,521
753,000	5.500%, 11/01/23	769,001
2,745,000	Service Corp. International^m 7.500%, 04/01/27	2,949,159
2,290,000	Six Flags Entertainment Corp.*m 5.250%, 01/15/21	2,322,919
2,351,000	Taylor Morrison Communities, Inc.*m 5.250%, 04/15/21	2,381,857
1,157,000	Time, Inc.*^ 5.750%, 04/15/22	1,153,384
	Toll Brothers Finance Corp.
2,588,000	5.625%, 01/15/24^	2,691,520
902,000	4.000%, 12/31/18m	925,678
2,980,000	Viking Cruises, Ltd.*m 8.500%, 10/15/22	3,382,300

		95,600,540

	Consumer Staples (2.4%)
761,000	Alphabet Holding Company, Inc.m 7.750%, 11/01/17	788,586
2,863,000	Fidelity & Guaranty Life Holdings, Inc.*m 6.375%, 04/01/21	3,063,410
3,896,000	JBS USA, LLC*m 7.250%, 06/01/21	4,207,680
4,235,000	Land O’Lakes, Inc.*^m 6.000%, 11/15/22	4,475,866
	Post Holdings, Inc.m
5,925,000	7.375%, 02/15/22	6,380,484
337,000	7.375%, 02/15/22*	359,326
2,471,000	Smithfield Foods, Inc.m 6.625%, 08/15/22	2,696,479

		21,971,831

	Energy (10.4%)
2,620,000	Atwood Oceanics, Inc.m 6.500%, 02/01/20	2,808,312
1,961,000	Berry Petroleum Company 6.375%, 09/15/22	2,024,733
1,961,000	Bonanza Creek Energy, Inc.m 6.750%, 04/15/21	2,098,270
1,765,000	Calfrac Holdings, LP*m 7.500%, 12/01/20	1,878,622

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	9

Schedule of Investments    April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Calumet Specialty Products Partners, LP
1,804,000	7.625%, 01/15/22m	$1,899,838
1,497,000	6.500%, 04/15/21*^	1,500,743
1,176,000	9.625%, 08/01/20m	1,359,015
	Carrizo Oil & Gas, Inc.m
3,467,000	7.500%, 09/15/20	3,813,700
2,561,000	8.625%, 10/15/18	2,745,072
1,302,000	Chesapeake Oilfield Operating, LLCm 6.625%, 11/15/19	1,361,404
4,706,000	Cimarex Energy Company^m 5.875%, 05/01/22	5,132,481
5,490,000	Drill Rigs Holdings, Inc.*m 6.500%, 10/01/17	5,671,856
2,274,000	Energy Transfer Equity, LPm 5.875%, 01/15/24	2,325,165
1,647,000	EPL Oil & Gas, Inc. 8.250%, 02/15/18	1,778,760
459,000	Forum Energy Technologies, Inc.*m 6.250%, 10/01/21	486,827
4,314,000	Gulfmark Offshore, Inc.m 6.375%, 03/15/22	4,489,256
5,004,000	Gulfport Energy Corp.m 7.750%, 11/01/20	5,482,507
4,314,000	Laredo Petroleum, Inc.m 7.375%, 05/01/22	4,777,755
	Linn Energy, LLCm
3,921,000	8.625%, 04/15/20	4,239,581
1,569,000	7.250%, 11/01/19*‡	1,625,876
1,176,000	7.750%, 02/01/21	1,258,320
784,000	6.500%, 05/15/19	815,850
	Oasis Petroleum, Inc.m
3,286,000	6.500%, 11/01/21	3,526,289
980,000	6.875%, 01/15/23	1,063,913
1,780,000	Pacific Drilling, SA*m 5.375%, 06/01/20	1,737,725
2,156,000	Petroleum Geo-Services, ASA*m 7.375%, 12/15/18	2,315,005
1,344,000	Pioneer Energy Services Corp.*m 6.125%, 03/15/22	1,381,800
2,583,000	Rice Energy, Inc.*^ 6.250%, 05/01/22	2,584,614
3,921,000	SEACOR Holdings, Inc.m 7.375%, 10/01/19	4,420,927
1,961,000	SESI, LLCm 7.125%, 12/15/21	2,211,027
1,412,000	SM Energy Companym 6.500%, 11/15/21	1,523,195
2,667,000	Swift Energy Companym 8.875%, 01/15/20	2,817,019
2,823,000	Trinidad Drilling, Ltd.*^ 7.875%, 01/15/19	3,020,610
7,294,000	W&T Offshore, Inc.^ 8.500%, 06/15/19	7,918,549
2,180,000	Western Refining, Inc.m 6.250%, 04/01/21	2,267,200

		96,361,816

PRINCIPAL AMOUNT		VALUE

	Financials (2.6%)
1,883,000	AON Corp.m 8.205%, 01/01/27	$2,379,227
4,463,000	Black Knight InfoServ, LLCm 5.750%, 04/15/23	4,794,177
1,020,000	DuPont Fabros Technology, LP 5.875%, 09/15/21	1,066,538
847,000	First Cash Financial Services, Inc.* 6.750%, 04/01/21	878,233
1,553,000	iStar Financial, Inc.m 4.875%, 07/01/18	1,589,884
	Jefferies Finance, LLC*m
3,333,000	7.375%, 04/01/20	3,510,066
943,000	6.875%, 04/15/22	947,715
1,796,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.m 6.500%, 07/01/21	1,720,792
4,314,000	Neuberger Berman Group, LLC*m 5.875%, 03/15/22	4,626,765
2,314,000	Nuveen Investments, Inc.*^ 9.125%, 10/15/17	2,536,722

		24,050,119

	Health Care (5.6%)
2,529,000	Alere, Inc.m 6.500%, 06/15/20	2,658,611
6,823,000	Community Health Systems, Inc.m 7.125%, 07/15/20	7,330,461
998,000	ConvaTec Finance International, SA*m 8.250%, 01/15/19	1,027,316
	Endo Health Solutions, Inc.
5,882,000	7.000%, 12/15/20	6,326,826
784,000	7.000%, 07/15/19	845,740
	HCA Holdings, Inc.m
6,274,000	5.875%, 05/01/23	6,399,480
1,522,000	6.250%, 02/15/21	1,615,223
2,353,000	HCA, Inc.m 7.750%, 05/15/21	2,588,300
4,514,000	Hologic, Inc.m 6.250%, 08/01/20	4,784,840
1,208,000	Salix Pharmaceuticals, Ltd.*m 6.000%, 01/15/21	1,297,845
4,314,000	Teleflex, Inc.^m 6.875%, 06/01/19	4,610,588
4,823,000	Tenet Healthcare Corp.m 6.750%, 02/01/20	5,088,265
	Valeant Pharmaceuticals International, Inc.*m
4,863,000	7.000%, 10/01/20	5,227,725
753,000	7.500%, 07/15/21	840,536
745,000	VPII Escrow Corp.* 6.750%, 08/15/18	809,256

		51,451,012

10	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Industrials (6.9%)
3,686,000	ACCO Brands Corp.m 6.750%, 04/30/20	$3,824,225
2,020,000	Clean Harbors, Inc.m 5.125%, 06/01/21	2,051,562
4,863,000	Deluxe Corp.m 6.000%, 11/15/20	5,103,111
2,259,000	Digitalglobe, Inc.m 5.250%, 02/01/21	2,229,351
4,286,000	Dycom Investments, Inc.m 7.125%, 01/15/21	4,644,952
2,141,000	Edgen Murray Corp.*m 8.750%, 11/01/20	2,476,869
1,729,000	Garda World Security Corp.*m 7.250%, 11/15/21	1,812,208
2,216,000	GrafTech International, Ltd.^ 6.375%, 11/15/20	2,274,170
3,572,000	H&E Equipment Services, Inc.m 7.000%, 09/01/22	3,935,897
2,745,000	Manitowoc Company, Inc.m 8.500%, 11/01/20	3,086,409
1,122,000	Meritor, Inc.^ 6.750%, 06/15/21	1,187,918
1,161,000	Michael Baker Holdings, LLC / Michael Baker Finance Corp.*m 8.875%, 04/15/19	1,175,513
2,274,000	Michael Baker International, LLC / CDL Acquisition Company, Inc.*m 8.250%, 10/15/18	2,421,810
2,353,000	Navistar International Corp.^ 8.250%, 11/01/21	2,407,413
1,415,000	Nortek, Inc.m 8.500%, 04/15/21	1,561,806
5,137,000	Rexel, SA*^m 6.125%, 12/15/19	5,480,537
3,812,000	Terex Corp.m 6.000%, 05/15/21	4,083,605
1,588,000	Titan International, Inc.*m 6.875%, 10/01/20	1,675,340
	TransDigm, Inc.
1,843,000	5.500%, 10/15/20	1,864,886
1,094,000	7.750%, 12/15/18m	1,164,426
1,569,000	Triumph Group, Inc.m 4.875%, 04/01/21	1,557,233
1,804,000	United Continental Holdings, Inc.^ 6.375%, 06/01/18	1,949,448
	United Rentals North America, Inc.m
4,314,000	7.625%, 04/15/22	4,869,427
1,098,000	6.125%, 06/15/23	1,183,095

		64,021,211

	Information Technology (5.2%)
761,000	ACI Worldwide, Inc.*m 6.375%, 08/15/20	807,611

PRINCIPAL AMOUNT		VALUE

2,510,000	Activision Blizzard, Inc.*m 5.625%, 09/15/21	$2,680,994
	Amkor Technology, Inc.m
2,580,000	6.375%, 10/01/22^	2,705,775
736,000	6.625%, 06/01/21	787,520
6,274,000	Belden, Inc.*^m 5.500%, 09/01/22	6,344,583
1,569,000	Equinix, Inc.m 5.375%, 04/01/23	1,603,322
5,098,000	Hughes Satellite Systems Corp.m 7.625%, 06/15/21	5,757,554
3,137,000	J2 Global, Inc.m 8.000%, 08/01/20	3,413,448
2,353,000	Magnachip Semiconductor, Inc.^ 6.625%, 07/15/21	2,341,235
6,596,000	Nuance Communications, Inc.*^m 5.375%, 08/15/20	6,666,082
	NXP Semiconductors, NV*m
1,569,000	5.750%, 02/15/21	1,662,159
627,000	5.750%, 03/15/23	660,701
3,533,000	Sungard Data Systems, Inc.m 6.625%, 11/01/19	3,709,650
2,667,000	ViaSat, Inc.m 6.875%, 06/15/20	2,862,024
4,314,000	Viasystems, Inc.*m 7.875%, 05/01/19	4,621,373
1,412,000	WEX, Inc.*m 4.750%, 02/01/23	1,326,398

		47,950,429

	Materials (3.5%)
1,125,000	Chemtura Corp.m 5.750%, 07/15/21	1,169,297
	First Quantum Minerals, Ltd.*
1,194,000	7.000%, 02/15/21	1,210,418
1,194,000	6.750%, 02/15/20	1,208,925
5,882,000	FMG Resources*^ 8.250%, 11/01/19	6,492,257
3,459,000	Greif, Inc.m 7.750%, 08/01/19	3,958,393
	INEOS Group Holdings, SA*^
1,725,000	6.125%, 08/15/18	1,791,844
941,000	5.875%, 02/15/19	960,996
	New Gold, Inc.*m
3,137,000	7.000%, 04/15/20	3,315,417
863,000	6.250%, 11/15/22	886,733
1,843,000	PH Glatfelter Companym 5.375%, 10/15/20	1,921,327
	Sealed Air Corp.*m
1,612,000	6.500%, 12/01/20	1,786,298
886,000	5.250%, 04/01/23	899,290
4,471,000	Trinseo Materials Operating, SCAm 8.750%, 02/01/19	4,786,764
2,196,000	United States Steel Corp.^m 6.875%, 04/01/21	2,345,602

		32,733,561

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	11

Schedule of Investments    April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	Telecommunication Services (2.1%)
1,597,000	CenturyLink, Inc.m 6.750%, 12/01/23	$1,717,645
2,182,000	Frontier Communications Corp.m 7.625%, 04/15/24	2,266,553
	Intelsat, SA
4,392,000	7.750%, 06/01/21^	4,584,150
314,000	8.125%, 06/01/23	330,681
1,843,000	SBA Communications Corp.m 5.625%, 10/01/19	1,939,758
	Sprint Corp.*m
2,525,000	7.875%, 09/15/23	2,783,812
1,161,000	7.125%, 06/15/24	1,216,873
812,000	7.250%, 09/15/21	885,080
3,686,000	T-Mobile USA, Inc.^ 6.625%, 04/01/23	3,953,235

		19,677,787

	Utilities (1.1%)
2,353,000	AES Corp.m 7.375%, 07/01/21	2,695,655
3,890,000	AmeriGas Finance Corp.^m 7.000%, 05/20/22	4,288,725
	Calpine Corp.*
2,353,000	7.875%, 07/31/20m	2,585,359
339,000	7.500%, 02/15/21^	371,629

		9,941,368

	TOTAL CORPORATE BONDS (Cost $440,224,617)	463,759,674

CONVERTIBLE BONDS (50.9%)
	Consumer Discretionary (11.4%)
6,400,000	HomeAway, Inc.* 0.125%, 04/01/19	6,183,680
	Iconix Brand Group, Inc.m
5,600,000	1.500%, 03/15/18	8,180,704
2,000,000	2.500%, 06/01/16	2,891,680
	Jarden Corp.*^
8,015,000	1.125%, 03/15/34	7,992,839
6,000,000	1.500%, 06/15/19m	7,096,020
2,350,000	KB Home^ 1.375%, 02/01/19	2,322,341
16,850,000	Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)§ 0.750%, 03/30/43	21,965,997
5,050,000	Liberty Media Corp.*^ 1.375%, 10/15/23	4,918,902
10,500,000	MGM Resorts International^m 4.250%, 04/15/15	14,952,367
6,027,000	Priceline Group, Inc.^m 1.000%, 03/15/18	8,429,151

PRINCIPAL AMOUNT			VALUE

4,800,000		Standard Pacific Corp.^m 1.250%, 08/01/32	$5,819,832
		Tesla Motors, Inc.
12,150,000		1.250%, 03/01/21	11,071,019
4,000,000		0.250%, 03/01/19^	3,713,060

			105,537,592

		Energy (1.2%)
8,500,000		Chesapeake Energy Corp.^m 2.250%, 12/15/38	8,097,950
3,300,000		Energy XXI Bermuda, Ltd.*m 3.000%, 12/15/18	3,260,153

			11,358,103

		Financials (5.7%)
		Ares Capital Corp.m
7,300,000		4.750%, 01/15/18	7,849,872
4,027,000		5.750%, 02/01/16	4,373,866
1,600,000	EUR	Azimut Holding S.p.A. 2.125%, 11/25/20	2,537,678
2,850,000		Health Care REIT, Inc.m 3.000%, 12/01/29	3,519,964
3,500,000		IAS Operating Partnership, LP*m 5.000%, 03/15/18	3,413,568
1,215,000		Jefferies Group, Inc.m 3.875%, 11/01/29	1,291,648
		MGIC Investment Corp.m
5,400,000		5.000%, 05/01/17^	6,215,319
4,400,000		2.000%, 04/01/20	6,294,552
5,000,000		National Health Investors, Inc. 3.250%, 04/01/21	5,008,800
3,047,000		Portfolio Recovery Associates, Inc.*m 3.000%, 08/01/20	3,579,844
4,800,000		Prologis, Inc.^ 3.250%, 03/15/15	5,487,216
2,900,000		Starwood Property Trust, Inc.^ 4.550%, 03/01/18	3,357,693

			52,930,020

		Health Care (11.3%)
		BioMarin Pharmaceutical, Inc.^
5,742,000		0.750%, 10/15/18	5,886,785
5,711,000		1.500%, 10/15/20m	5,872,450
5,900,000		Cepheid, Inc.*^ 1.250%, 02/01/21	5,953,041
12,250,000		Cubist Pharmaceuticals, Inc.*^m 1.875%, 09/01/20	14,264,757
3,050,000		Emergent Biosolutions, Inc.*^ 2.875%, 01/15/21	3,417,174
3,175,000		Fluidigm Corp.m 2.750%, 02/01/34	3,385,391
4,100,000		Gilead Sciences, Inc. 1.625%, 05/01/16	14,145,205
2,800,000		Hologic, Inc.‡ 2.000%, 12/15/37	3,148,376

12	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE

2,644,000	Illumina, Inc.*m 0.250%, 03/15/16	$4,491,244
1,435,000	Incyte Corp, Ltd.*m 1.250%, 11/15/20	1,760,652
1,304,000	Medicines Company 1.375%, 06/01/17	1,541,452
5,689,000	Medidata Solutions, Inc.*^ 1.000%, 08/01/18	5,741,879
5,745,000	Molina Healthcare, Inc.^ 1.125%, 01/15/20	6,485,473
5,450,000	Salix Pharmaceuticals, Ltd.^m 1.500%, 03/15/19	9,771,796
12,700,000	WellPoint, Inc.m 2.750%, 10/15/42	18,560,923

		104,426,598

	Industrials (3.4%)
3,397,000	Air Lease Corp.^ 3.875%, 12/01/18	4,911,518
3,650,000	Alliant Techsystems, Inc.m 3.000%, 08/15/24	6,872,950
1,550,000	Greenbrier Companies, Inc.m 3.500%, 04/01/18	2,402,353
10,500,000	Trinity Industries, Inc.^m 3.875%, 06/01/36	17,407,635

		31,594,456

	Information Technology (15.3%)
3,300,000	Cardtronics, Inc.* 1.000%, 12/01/20	3,072,861
3,300,000	Citrix Systems, Inc.* 0.500%, 04/15/19	3,300,000
6,400,000	Concur Technologies, Inc.*^m 0.500%, 06/15/18	6,869,408
3,450,000	Cornerstone OnDemand, Inc.* 1.500%, 07/01/18	3,589,121
759,000	Electronic Arts, Inc.^ 0.750%, 07/15/16	866,672
4,400,000	Finisar Corp.*^ 0.500%, 12/15/33	5,057,580
6,200,000	InvenSense, Inc.*^m 1.750%, 11/01/18	7,449,672
11,944,000	Linear Technology Corp. 3.000%, 05/01/27	13,986,723
14,250,000	Mentor Graphics Corp.^ 4.000%, 04/01/31	17,284,751
4,165,000	Netsuite, Inc.*^ 0.250%, 06/01/18	4,283,702
1,814,000	Novellus Systems, Inc.^ 2.625%, 05/15/41	3,213,664
3,300,000	NVIDIA Corp.*^m 1.000%, 12/01/18	3,709,613
5,757,000	ON Semiconductor Corp.^ 2.625%, 12/15/26	7,028,606

PRINCIPAL AMOUNT		VALUE

3,600,000	Salesforce.com, Inc.^m 0.250%, 04/01/18	$3,967,866
25,000,000	SanDisk Corp.*^m 0.500%, 10/15/20	28,450,500
11,550,000	ServiceNow, Inc.*^ 0.000%, 11/01/18	11,685,366
1,531,000	SunEdison, Inc.* 2.000%, 10/01/18	2,284,099
6,700,000	Take-Two Interactive Software, Inc.^m 1.000%, 07/01/18	7,849,452
	Workday, Inc.*m
3,450,000	1.500%, 07/15/20	4,044,107
3,450,000	0.750%, 07/15/18	3,986,268

		141,980,031

	Materials (2.6%)
6,950,000	Cemex, SAB de CV 3.250%, 03/15/16	9,896,904
5,200,000	Glencore Finance Europe, SAm 5.000%, 12/31/14	5,704,820
	RTI International Metals, Inc.
2,800,000	1.625%, 10/15/19^	2,823,002
2,600,000	3.000%, 12/01/15	2,776,228
2,600,000	Steel Dynamics, Inc.m 5.125%, 06/15/14	2,821,208

		24,022,162

	TOTAL CONVERTIBLE BONDS (Cost $419,536,787)	471,848,962

U.S. GOVERNMENT AND AGENCY SECURITY (0.1%)
1,137,000	United States Treasury Note~ 0.125%, 12/31/14 (Cost $1,137,000)	1,137,489

SYNTHETIC CONVERTIBLE SECURITIES (16.2%) ¤
Corporate Bonds (13.8%)
	Consumer Discretionary (2.8%)
302,000	Altice, SA* 7.750%, 05/15/22	315,213
448,000	Bon-Ton Department Stores, Inc.^m 8.000%, 06/15/21	430,360
75,000	Brunswick Corp.*m 4.625%, 05/15/21	74,297
80,000	Century Communities* 6.875%, 05/15/22	79,391
431,000	Chrysler Group, LLC* 8.000%, 06/15/19	471,676
233,000	Cogeco Cable, Inc.*m 4.875%, 05/01/20	234,893
1,318,000	Cooper Tire & Rubber Company^m 8.000%, 12/15/19	1,482,750
976,000	Dana Holding Corp.m 6.750%, 02/15/21	1,058,350

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	13

Schedule of Investments    April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE

	DISH DBS Corp.m
1,458,000	5.125%, 05/01/20	$1,534,545
1,178,000	7.875%, 09/01/19^	1,398,875
863,000	Dufry Finance, SCA*m 5.500%, 10/15/20	898,059
611,000	Golden Nugget Escrow, Inc.*^m 8.500%, 12/01/21	630,476
286,000	Goodyear Tire & Rubber Companym 8.250%, 08/15/20	317,103
549,000	Greektown Holdings, LLC*^ 8.875%, 03/15/19	567,186
511,000	Hasbro, Inc.^m 6.600%, 07/15/28	576,556
	Icahn Enterprises, LP*
833,000	5.875%, 02/01/22	847,577
509,000	6.000%, 08/01/20m	538,904
118,000	4.875%, 03/15/19m	119,696
1,079,000	Jaguar Land Rover Automotive, PLC*m 8.125%, 05/15/21	1,223,316
	L Brands, Inc.m
647,000	7.600%, 07/15/37	693,907
147,000	6.950%, 03/01/33	151,778
304,000	Liberty Interactive, LLC^m 8.250%, 02/01/30	333,260
	Meritage Homes Corp.m
733,000	7.150%, 04/15/20	815,921
412,000	7.000%, 04/01/22	452,942
403,000	NCL Corp., Ltd. - Class Cm 5.000%, 02/15/18	417,861
	Neiman Marcus Group LTD, LLC*
133,000	8.750%, 10/15/21	147,298
106,000	8.000%, 10/15/21m	116,534
609,000	Netflix, Inc.m 5.375%, 02/01/21	636,024
	Numericable Group, SA*
604,000	6.000%, 05/15/22	619,100
43,000	6.250%, 05/15/24	44,021
1,229,000	Outerwall, Inc.m 6.000%, 03/15/19	1,276,624
231,000	Quiksilver, Inc. / QS Wholesale, Inc.*m 7.875%, 08/01/18	250,779
834,000	Royal Caribbean Cruises, Ltd.^ 7.500%, 10/15/27	940,856
	Ryland Group, Inc.m
1,186,000	6.625%, 05/01/20^	1,289,775
321,000	5.375%, 10/01/22	319,194
	Sally Holdings, LLC / Sally Capital, Inc.m
403,000	5.750%, 06/01/22^	428,691
207,000	5.500%, 11/01/23	211,399
755,000	Service Corp. International^m 7.500%, 04/01/27	811,153
630,000	Six Flags Entertainment Corp.*m 5.250%, 01/15/21	639,056
647,000	Taylor Morrison Communities, Inc.*m 5.250%, 04/15/21	655,492

PRINCIPAL AMOUNT		VALUE

318,000	Time, Inc.*^ 5.750%, 04/15/22	$317,006
	Toll Brothers Finance Corp.
712,000	5.625%, 01/15/24^	740,480
248,000	4.000%, 12/31/18m	254,510
820,000	Viking Cruises, Ltd.*m 8.500%, 10/15/22	930,700

		26,293,584

	Consumer Staples (0.7%)
209,000	Alphabet Holding Company, Inc.m 7.750%, 11/01/17	216,576
787,000	Fidelity & Guaranty Life Holdings, Inc.*m 6.375%, 04/01/21	842,090
1,072,000	JBS USA, LLC*m 7.250%, 06/01/21	1,157,760
1,165,000	Land O’Lakes, Inc.*^m 6.000%, 11/15/22	1,231,260
	Post Holdings, Inc.m
1,630,000	7.375%, 02/15/22	1,755,306
93,000	7.375%, 02/15/22*	99,161
679,000	Smithfield Foods, Inc.m 6.625%, 08/15/22	740,959

		6,043,112

	Energy (2.9%)
721,000	Atwood Oceanics, Inc.m 6.500%, 02/01/20	772,822
539,000	Berry Petroleum Company 6.375%, 09/15/22	556,517
539,000	Bonanza Creek Energy, Inc.m 6.750%, 04/15/21	576,730
485,000	Calfrac Holdings, LP*m 7.500%, 12/01/20	516,222
	Calumet Specialty Products Partners, LP
496,000	7.625%, 01/15/22m	522,350
412,000	6.500%, 04/15/21*^	413,030
324,000	9.625%, 08/01/20m	374,423
	Carrizo Oil & Gas, Inc.m
953,000	7.500%, 09/15/20	1,048,300
704,000	8.625%, 10/15/18	754,600
358,000	Chesapeake Oilfield Operating, LLCm 6.625%, 11/15/19	374,334
1,294,000	Cimarex Energy Company^m 5.875%, 05/01/22	1,411,269
1,510,000	Drill Rigs Holdings, Inc.*m 6.500%, 10/01/17	1,560,019
626,000	Energy Transfer Equity, LPm 5.875%, 01/15/24	640,085
453,000	EPL OIl & Gas, Inc. 8.250%, 02/15/18	489,240
126,000	Forum Energy Technologies, Inc.*m 6.250%, 10/01/21	133,639
1,186,000	Gulfmark Offshore, Inc.m 6.375%, 03/15/22	1,234,181

14	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE

1,376,000	Gulfport Energy Corp.m 7.750%, 11/01/20	$1,507,580
1,186,000	Laredo Petroleum, Inc.m 7.375%, 05/01/22	1,313,495
	Linn Energy, LLCm
1,079,000	8.625%, 04/15/20	1,166,669
431,000	7.250%, 11/01/19*‡	446,624
324,000	7.750%, 02/01/21	346,680
216,000	6.500%, 05/15/19	224,775
	Oasis Petroleum, Inc.m
904,000	6.500%, 11/01/21	970,105
270,000	6.875%, 01/15/23	293,119
490,000	Pacific Drilling, SA*m 5.375%, 06/01/20	478,362
593,000	Petroleum Geo-Services, ASA*m 7.375%, 12/15/18	636,734
370,000	Pioneer Energy Services Corp.*m 6.125%, 03/15/22	380,406
710,000	Rice Energy, Inc.*^ 6.250%, 05/01/22	710,444
1,079,000	SEACOR Holdings, Inc.m 7.375%, 10/01/19	1,216,572
539,000	SESI, LLCm 7.125%, 12/15/21	607,722
388,000	SM Energy Companym 6.500%, 11/15/21	418,555
733,000	Swift Energy Companym 8.875%, 01/15/20	774,231
777,000	Trinidad Drilling, Ltd.*^ 7.875%, 01/15/19	831,390
2,006,000	W&T Offshore, Inc.^ 8.500%, 06/15/19	2,177,764
600,000	Western Refining, Inc.m 6.250%, 04/01/21	624,000

		26,502,988

	Financials (0.7%)
518,000	AON Corp.m 8.205%, 01/01/27	654,509
1,227,000	Black Knight InfoServ, LLCm 5.750%, 04/15/23	1,318,049
280,000	DuPont Fabros Technology, LP 5.875%, 09/15/21	292,775
233,000	First Cash Financial Services, Inc.* 6.750%, 04/01/21	241,592
427,000	iStar Financial, Inc.m 4.875%, 07/01/18	437,141
	Jefferies Finance, LLC*m
917,000	7.375%, 04/01/20	965,716
259,000	6.875%, 04/15/22	260,295
494,000	Nationstar Mortgage, LLC / Nationstar Capital Corp.m 6.500%, 07/01/21	473,314
1,186,000	Neuberger Berman Group, LLC*m 5.875%, 03/15/22	1,271,985

PRINCIPAL AMOUNT		VALUE

636,000	Nuveen Investments, Inc.*^ 9.125%, 10/15/17	$697,215

		6,612,591

	Health Care (1.5%)
696,000	Alere, Inc.m 6.500%, 06/15/20	731,670
1,877,000	Community Health Systems, Inc.m 7.125%, 07/15/20	2,016,602
274,000	ConvaTec Finance International, SA*m 8.250%, 01/15/19	282,049
	Endo Health Solutions, Inc.
1,618,000	7.000%, 12/15/20	1,740,361
216,000	7.000%, 07/15/19	233,010
	HCA Holdings, Inc.m
1,726,000	5.875%, 05/01/23	1,760,520
418,000	6.250%, 02/15/21	443,602
647,000	HCA, Inc.m 7.750%, 05/15/21	711,700
1,241,000	Hologic, Inc.m 6.250%, 08/01/20	1,315,460
332,000	Salix Pharmaceuticals, Ltd.*m 6.000%, 01/15/21	356,693
1,186,000	Teleflex, Inc.^m 6.875%, 06/01/19	1,267,537
1,327,000	Tenet Healthcare Corp.m 6.750%, 02/01/20	1,399,985
	Valeant Pharmaceuticals International, Inc.*m
1,337,000	7.000%, 10/01/20	1,437,275
207,000	7.500%, 07/15/21	231,064
205,000	VPII Escrow Corp.* 6.750%, 08/15/18	222,681

		14,150,209

	Industrials (1.9%)
1,014,000	ACCO Brands Corp.m 6.750%, 04/30/20	1,052,025
555,000	Clean Harbors, Inc.m 5.125%, 06/01/21	563,672
1,337,000	Deluxe Corp.m 6.000%, 11/15/20	1,403,014
621,000	Digitalglobe, Inc.m 5.250%, 02/01/21	612,849
1,179,000	Dycom Investments, Inc.m 7.125%, 01/15/21	1,277,741
589,000	Edgen Murray Corp.*m 8.750%, 11/01/20	681,399
476,000	Garda World Security Corp.*m 7.250%, 11/15/21	498,908
609,000	GrafTech International, Ltd.^ 6.375%, 11/15/20	624,986
983,000	H&E Equipment Services, Inc.m 7.000%, 09/01/22	1,083,143
755,000	Manitowoc Company, Inc.m 8.500%, 11/01/20	848,903

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	15

Schedule of Investments    April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE

308,000	Meritor, Inc.^ 6.750%, 06/15/21	$326,095
319,000	Michael Baker Holdings, LLC / Michael Baker Finance Corp.*m 8.875%, 04/15/19	322,988
626,000	Michael Baker International, LLC / CDL Acquisition Company, Inc.*m 8.250%, 10/15/18	666,690
647,000	Navistar International Corp.^ 8.250%, 11/01/21	661,962
389,000	Nortek, Inc.m 8.500%, 04/15/21	429,359
1,413,000	Rexel, SA*^m 6.125%, 12/15/19	1,507,494
1,048,000	Terex Corp.m 6.000%, 05/15/21	1,122,670
437,000	Titan International, Inc.*m 6.875%, 10/01/20	461,035
	TransDigm, Inc.
507,000	5.500%, 10/15/20	513,021
301,000	7.750%, 12/15/18µ	320,377
431,000	Triumph Group, Inc.m 4.875%, 04/01/21	427,768
496,000	United Continental Holdings, Inc.^ 6.375%, 06/01/18	535,990
	United Rentals North America, Inc.m
1,186,000	7.625%, 04/15/22	1,338,697
302,000	6.125%, 06/15/23	325,405

		17,606,191

	Information Technology (1.4%)
209,000	ACI Worldwide, Inc.*m 6.375%, 08/15/20	221,801
690,000	Activision Blizzard, Inc.*m 5.625%, 09/15/21	737,006
	Amkor Technology, Inc.m
710,000	6.375%, 10/01/22^	744,612
203,000	6.625%, 06/01/21	217,210
1,726,000	Belden, Inc.*^m 5.500%, 09/01/22	1,745,417
431,000	Equinix, Inc.m 5.375%, 04/01/23	440,428
1,402,000	Hughes Satellite Systems Corp.m 7.625%, 06/15/21	1,583,384
863,000	J2 Global, Inc.m 8.000%, 08/01/20	939,052
647,000	Magnachip Semiconductor, Inc.^ 6.625%, 07/15/21	643,765
1,814,000	Nuance Communications, Inc.*^m 5.375%, 08/15/20	1,833,274
	NXP Semiconductors, NV*m
431,000	5.750%, 02/15/21	456,591
173,000	5.750%, 03/15/23	182,299
972,000	Sungard Data Systems, Inc.m 6.625%, 11/01/19	1,020,600

PRINCIPAL AMOUNT		VALUE

733,000	ViaSat, Inc.µ 6.875%, 06/15/20	$786,601
1,186,000	Viasystems, Inc.*µ 7.875%, 05/01/19	1,270,502
388,000	WEX, Inc.*µ 4.750%, 02/01/23	364,478

		13,187,020

	Materials (1.0%)
310,000	Chemtura Corp.m 5.750%, 07/15/21	322,206
	First Quantum Minerals, Ltd.*
329,000	7.000%, 02/15/21	333,524
329,000	6.750%, 02/15/20	333,113
1,618,000	FMG Resources*^ 8.250%, 11/01/19	1,785,867
951,000	Greif, Inc.m 7.750%, 08/01/19	1,088,301
	INEOS Group Holdings, SA*^
475,000	6.125%, 08/15/18	493,406
259,000	5.875%, 02/15/19	264,504
	New Gold, Inc.*m
863,000	7.000%, 04/15/20	912,083
237,000	6.250%, 11/15/22	243,518
507,000	PH Glatfelter Companym 5.375%, 10/15/20	528,548
	Sealed Air Corp.*m
443,000	6.500%, 12/01/20	490,899
244,000	5.250%, 04/01/23	247,660
1,229,000	Trinseo Materials Operating, SCAm 8.750%, 02/01/19	1,315,798
604,000	United States Steel Corp.^m 6.875%, 04/01/21	645,147

		9,004,574

	Telecommunication Services (0.6%)
439,000	CenturyLink, Inc.m 6.750%, 12/01/23	472,164
600,000	Frontier Communications Corp.m 7.625%, 04/15/24	623,250
	Intelsat, SA
1,208,000	7.750%, 06/01/21^	1,260,850
86,000	8.125%, 06/01/23	90,569
507,000	SBA Communications Corp.m 5.625%, 10/01/19	533,618
	Sprint Corp.*m
695,000	7.875%, 09/15/23	766,237
319,000	7.125%, 06/15/24	334,352
223,000	7.250%, 09/15/21	243,070
1,014,000	T-Mobile USA, Inc.^ 6.625%, 04/01/23	1,087,515

		5,411,625

	Utilities (0.3%)
647,000	AES Corp.m 7.375%, 07/01/21	741,219

16	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments    April 30, 2014 (Unaudited)

PRINCIPAL AMOUNT		VALUE

1,070,000	AmeriGas Finance Corp.^m 7.000%, 05/20/22	$1,179,675
	Calpine Corp.*
647,000	7.875%, 07/31/20m	710,891
93,000	7.500%, 02/15/21^	101,951

		2,733,736

	TOTAL CORPORATE BONDS	127,545,630

U.S. Government and Agency Security (0.0%)
313,000	United States Treasury Note~ 0.125%, 12/31/14	313,134

NUMBER OF CONTRACTS		VALUE
Purchased Options (2.4%) #
	Consumer Discretionary (0.3%)
8,100	D.R. Horton, Inc. Call, 08/16/14, Strike $24.00	664,200
1,775	Lennar Corp. Call, 01/17/15, Strike $37.00	825,375
515	Michael Kors Holdings, Ltd. Call, 01/17/15, Strike $82.50	785,375
4,900	Toll Brothers, Inc. Call, 09/20/14, Strike $37.00	673,750

		2,948,700

	Energy (0.3%)
736	Continental Resources, Inc. Call, 01/17/15, Strike $105.00	2,675,360

	Health Care (1.0%)
3,825	Gilead Sciences, Inc. Call, 01/17/15, Strike $72.50	4,570,875
3,760	Mylan, Inc. Call, 01/17/15, Strike $45.00	3,308,800
190	Regeneron Pharmaceuticals, Inc. Call, 01/17/15, Strike $250.00	1,302,450

		9,182,125

	Information Technology (0.8%)
200	Apple, Inc. Call, 01/17/15, Strike $500.00	1,914,500
1,940	Facebook, Inc. Call, 01/17/15, Strike $67.50	1,096,100
180	Google, Inc. Call, 01/17/15, Strike $1,020.00	1,937,700
410	Linkedin Corp. Call, 01/17/15, Strike $190.00	438,700
4,000	Micron Technology, Inc. Call, 01/15/16, Strike $25.00	2,370,000

		7,757,000

	TOTAL PURCHASED OPTIONS	22,563,185

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $144,445,522)	150,421,949

NUMBER OF SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (17.2%)
	Consumer Staples (0.6%)
54,000	Bunge, Ltd.m 4.875%	$5,724,000

	Energy (2.5%)
19,133	Chesapeake Energy Corp.*^m 5.750%	22,696,521

	Financials (5.8%)
350,000	Affiliated Managers Group, Inc.^m 5.150%	22,290,625
93,000	Crown Castle International Corp. 4.500%	9,285,120
539,000	MetLife, Inc.m 5.000%	16,412,550
103,333	Weyerhaeuser Company^ 6.375%	5,785,615

		53,773,910

	Industrials (5.9%)
58,200	Genesee & Wyoming, Inc.^ 5.000%	7,578,513
	Stanley Black & Decker, Inc.^
91,966	4.750%m	11,951,901
33,500	6.250%	3,746,305
480,000	United Technologies Corp.^m 7.500%	31,747,200

		55,023,919

	Telecommunication Services (0.9%)
161,000	Intelsat, SA^m 5.750%	8,231,930

	Utilities (1.5%)
	NextEra Energy, Inc.
185,000	5.799%^	10,496,900
46,000	5.599%m	3,019,900

		13,516,800

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $135,968,030)	158,967,080

COMMON STOCKS (0.3%)
	Financials (0.3%)
13,850	American International Group, Inc.m	735,851
190,000	Och-Ziff Capital Management Group, LLC - Class A#	2,278,100

	TOTAL COMMON STOCKS (Cost $3,205,297)	3,013,951

See accompanying Notes to Schedule of Investments	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	17

Schedule of Investments    April 30, 2014 (Unaudited)

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENT (2.0%)
18,343,693	Fidelity Prime Money Market Fund - Institutional Class (Cost $18,343,693)	$18,343,693

TOTAL INVESTMENTS (136.8%) (Cost $1,162,860,946)		1,267,492,798

LIABILITIES, LESS OTHER ASSETS (-36.8%)		(340,951,419)

NET ASSETS (100.0%)		$926,541,379

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.
^	Security, or portion of security, is on loan.

m	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $743,126,150. $164,278,287 of the collateral has been re-registered by the counterparty, BNP (see Note 7—Borrowings).

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2014.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for swaps. The aggregate value of such securities is $850,365.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

INTEREST RATE SWAPS

COUNTERPARTY	FIXED RATE (FUND PAYS)	FLOATING RATE (FUND RECEIVES)	TERMINATION DATE	NOTIONAL AMOUNT	UNREALIZED APPRECIATION/ (DEPRECIATION)
BNP Paribas, SA	1.160% quarterly	3 month LIBOR	04/19/17	$55,000,000	$(369,091)
BNP Paribas, SA	1.140% quarterly	3 month LIBOR	03/14/17	40,000,000	(327,507)

					$(696,598)

18	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities    April 30, 2014 (Unaudited)

ASSETS
Investments in securities, at value (cost $1,162,860,946)	$1,267,492,798
Receivables:
Accrued interest and dividends	13,312,308
Investments sold	4,809,629
Fund shares sold	119,091
Prepaid expenses	38,593
Other assets	190,151
Total assets	1,285,962,570
LIABILITIES
Unrealized depreciation on interest rate swaps	696,598
Payables:
Note payable	350,000,000
Investments purchased	7,461,160
Affiliates:
Investment advisory fees	831,001
Deferred compensation to trustees	190,151
Financial accounting fees	11,949
Trustees’ fees and officer compensation	4,846
Other accounts payable and accrued liabilities	225,486
Total liabilities	359,421,191
NET ASSETS	$926,541,379
COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 68,456,589 shares issued and outstanding	$864,093,231
Undistributed net investment income (loss)	(27,682,654)
Accumulated net realized gain (loss) on investments, foreign currency transactions and interest rate swaps	(13,805,995)
Unrealized appreciation (depreciation) of investments, foreign currency translations and interest rate swaps	103,936,797
NET ASSETS	$926,541,379
Net asset value per common shares based upon 68,456,589 shares issued and outstanding	$13.53

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	19

Statement of Operations    Six Months Ended April 30, 2014 (Unaudited)

INVESTMENT INCOME
Interest	$27,778,171
Dividends	3,780,406
Securities lending income	63,648
Total investment income	31,622,225

EXPENSES
Investment advisory fees	4,992,575
Interest expense and related fees	1,341,964
Printing and mailing fees	79,110
Financial accounting fees	71,660
Accounting fees	39,140
Audit fees	30,828
Trustees’ fees and officer compensation	27,865
Custodian fees	20,559
Legal fees	13,801
Transfer agent fees	12,019
Registration fees	5,422
Other	44,206
Total expenses	6,679,149
NET INVESTMENT INCOME (LOSS)	24,943,076

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	6,377,149
Purchased options	(3,145,996)
Foreign currency transactions	1,941
Interest rate swaps	(1,314,475)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	30,742,096
Purchased options	2,492,697
Foreign currency translations	620
Interest rate swaps	1,298,880
NET GAIN (LOSS)	36,452,912
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$61,395,988

20	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2014	YEAR ENDED OCTOBER 31, 2013
OPERATIONS
Net investment income (loss)	$24,943,076	$50,930,740
Net realized gain (loss)	1,918,619	39,172,549
Change in unrealized appreciation/(depreciation)	34,534,293	37,597,728
Net increase (decrease) in net assets applicable to shareholders resulting from operations	61,395,988	127,701,017

DISTRIBUTIONS FROM
Net investment income	(38,638,079)	(77,004,188)

CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	10,406,028	—
Offering costs on shares	(9,391)	(84,120)
Reinvestment of distributions resulting in the issuance of stock	2,036,893	—
Net increase (decrease) in net assets from capital stock transactions	12,433,530	(84,120)
TOTAL INCREASE (DECREASE) IN NET ASSETS	35,191,439	50,612,709

NET ASSETS
Beginning of period	$891,349,940	$840,737,231
End of period	926,541,379	891,349,940
Undistributed net investment income (loss)	$(27,682,654)	$(13,987,651)

See accompanying Notes to Financial Statements	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	21

Statement of Cash Flows    Six Months Ended April 30, 2014 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$61,395,988
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(230,004,829)
Net purchases of short term investments	(3,058,446)
Proceeds from disposition of investment securities	237,710,896
Amortization and accretion of fixed-income securities	(2,980,842)
Net realized gains/losses from investments, excluding purchased options	(6,377,149)
Net realized gains/losses from purchased options	3,145,996
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(30,742,096)
Change in unrealized appreciation or depreciation on purchased options	(2,492,697)
Change in unrealized appreciation or depreciation on interest rate swaps	(1,298,880)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	953,503
Prepaid expenses	(27,194)
Other assets	(4,982)
Increase/(decrease) in liabilities:
Payables to affiliates	(4,935)
Other accounts payable and accrued liabilities	(49,318)
Net cash provided by/(used in) operating activities	$26,165,015

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	10,286,937
Offering costs related to shares sold	(9,391)
Distributions to shareholders	(36,601,186)
Net cash provided by/(used in) financing activities	$(26,323,640)
Net increase/(decrease) in cash	$(158,625)
Cash at beginning of period	$158,625
Cash at end of period	$—
Supplemental disclosure
Cash paid for interest and related fees	$1,338,866
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions:	$2,036,893

22	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Notes to Financial Statements    (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization.  Calamos Convertible Opportunities and Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 17, 2002 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 26, 2002. The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertibles and non-convertible income securities. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Fund Valuation.  The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principle exchange at the time the Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principle exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	23

Notes to Financial Statements    (Unaudited)

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis as of April 30, 2014. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex- dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds.  Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of the Fund and Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes.  No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2009 – 2013 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications.  Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

24	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 0.80% based on the average weekly managed assets. “Managed assets” means a fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Pursuant to a financial accounting services agreement, during the period the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Fund are also officers and directors of Calamos Advisors. Such trustee and officers serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $190,151 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2014. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2014.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the period ended April 30, 2014 were as follows:

Cost of purchases	$219,769,340
Proceeds from sales	206,039,982

The following information is presented on a federal income tax basis as of April 30, 2014. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at April 30, 2014 was as follows:

Cost basis of investments	$1,184,786,409

Gross unrealized appreciation	110,377,177
Gross unrealized depreciation	(27,670,788)

Net unrealized appreciation (depreciation)	$82,706,389

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	25

Notes to Financial Statements    (Unaudited)

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2014 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2013 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2013
Distributions paid from:
Ordinary income	$77,004,188

As of October 31, 2013, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—

Total undistributed earnings	—
Accumulated capital and other losses	(7,643,233)
Net unrealized gains/(losses)	47,478,559

Total accumulated earnings/(losses)	39,835,326
Other	(145,087)
Paid-in capital	851,659,701

Net assets applicable to common shareholders	$891,349,940

The Regulated Investment Company Modernization Act of 2010 (the “Act”) modernized various tax rules for regulated investment companies, and was effective for taxable years beginning after the enactment date of December 22, 2010. One significant change is to the treatment of capital loss carryforwards. Now, any capital losses recognized will retain their character as either short-term or long-term capital losses, will be utilized before the pre-Act capital loss carryforwards, and will be carried forward indefinitely, until applied in offsetting future capital gains.

As of October 31, 2013, the Fund had pre-Act capital loss carryforwards which, if not used, will expire as follows:

2018	$(1,243,566)
2019	(6,399,667)

Note 5 – Common Shares

There are unlimited common shares of beneficial interest authorized and 68,456,589 shares outstanding at April 30, 2014. Calamos Advisors owned 37,020 of the outstanding shares at April 30, 2014. Transactions in common shares were as follows:

	PERIOD ENDED APRIL 30, 2014	YEAR ENDED OCTOBER 31, 2013
Beginning shares	67,547,533	67,547,533
Shares sold	756,608	—
Shares issued through reinvestment of distributions	152,448	—

Ending shares	68,456,589	67,547,533

26	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold. Transactions for the period had net proceeds received in excess of net value of $126,451.

Note 6 – Derivative Instruments

Foreign Currency Risk.  The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty payables and/or receivables of certain derivative financial instruments with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2014.

Equity Risk.  The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options has minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	27

Notes to Financial Statements    (Unaudited)

As of April 30, 2014, the Fund had outstanding purchased options as listed on the Schedule of Investments.

Interest Rate Risk.  The Fund engages in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 7 – Borrowings). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2014, the Fund had outstanding interest rate swap agreements as listed on the Schedule of Investments.

As of April 30, 2014, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Interest rate swaps[1]	$—	$696,598
Options purchased[2]	22,563,185	—

	$22,563,185	$696,598

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
BNP Paribas, SA	ISDA	$—	$696,598	$696,598	$—	$—

		$—	$696,598	$696,598	$—	$—

(1)	Generally, the Statement of Assets and Liabilities location for “Interest rate swaps” is “Unrealized appreciation (depreciation) on interest rate swaps.”

(2)	Generally, the Statement of Assets and Liabilities location for “Options purchased” is “Investments in securities.”

For the period ended April 30, 2014, the volume of derivative activity for the Fund is reflected below:*

DERIVATIVE ACTIVITY
Options purchased	24,814

*	Activity during the period is measured by opened number of contracts for options purchased.

Note 7 – Borrowings

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into a financing package that includes a Committed Facility Agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage International Ltd. (“BNP”) that allows the Fund to borrow up to $200.0 million and a lending agreement (“Lending Agreement”), as defined below. In addition, the

28	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

financing package also includes a Credit Agreement (the “SSB Agreement”, together with the BNP Agreement, “Agreements”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to an initial limit of $200.0 million, and a related securities lending authorization agreement (“Authorized Agreement”). Borrowings under the BNP Agreement and the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). BNP and SSB share an equal claim on the pledged collateral, subject to any adjustment that may be agreed upon between the lenders. Interest on the BNP Agreement is charged at the three month LIBOR (London Inter-bank Offered Rate) plus .65% on the amount borrowed and .55% on the undrawn balance. Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80% and .10% on the undrawn balance (if the undrawn amount is more than 75% of the borrowing limit, the commitment fee is .20%). For the period ended April 30, 2014, the average borrowings under the Agreements were $350.0 million. For the period ended April 30, 2014, the average interest rate was 0.53%. As of April 30, 2014, the amount of total outstanding borrowings was $350.0 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2014 was 0.88%.

The Lending Agreement with BNP is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the BNP Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the BNP Agreement. BNP may re-register the Lent Securities in its own name or in another name other than the Fund, and may pledge, re-pledge, sell, lend or otherwise transfer or use the Lent Securities with all attendant rights of ownership. (It is the Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement with BNP, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings.

Under the terms of the Authorized Agreement with SSB, all securities lent through SSB must be secured continuously by collateral received in cash, cash equivalents, or U.S. Treasury bills and maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Any amounts credited against the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC release IC-10666. Under the terms of the Authorized Agreement with SSB, SSB will return the value of the collateral to the borrower upon the return of the lent securities, which will eliminate the credit against the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. Under the terms of the securities Authorized Agreement with SSB, the Fund will make a variable “net income” payment related to any collateral credited against the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the Authorized Agreement. As of April 30, 2014, the Fund used approximately $151.3 million of its cash collateral to offset the SSB Agreement, representing 11.9% of managed assets, and was required to pay a “net income” payment equal to an annualized interest rate of 0.44%, which can fluctuate depending on interest rates.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	29

Notes to Financial Statements    (Unaudited)

Note 8 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$463,759,674	$—	$463,759,674
Convertible Bonds	—	471,848,962	—	471,848,962
U.S. Government and Agency Security	—	1,137,489	—	1,137,489
Synthetic Convertible Securities (Corporate Bonds)	—	127,545,630	—	127,545,630
Synthetic Convertible Securities (U.S. Government and Agency Security)	—	313,134	—	313,134
Synthetic Convertible Securities (Purchased Options)	22,563,185	—	—	22,563,185
Convertible Preferred Stocks	105,236,034	53,731,046	—	158,967,080
Common Stocks U.S.	3,013,951	—	—	3,013,951
Short Term Investment	18,343,693	—	—	18,343,693

Total	$149,156,863	$1,118,335,935	$—	$1,267,492,798

Liabilities:
Interest Rate Swaps	$—	$696,598	$—	$696,598

Total	$—	$696,598	$—	$696,598

30	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2014		2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.20		$12.45	$12.31	$12.84	$11.83	$8.26
Income from investment operations:
Net investment income (loss)*	0.37		0.75	0.81	0.83	0.91	0.84
Net realized and unrealized gain (loss)	0.53		1.14	0.47	(0.23)	1.22	3.88
Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	—		—	—	—	—	(0.01)
Total from investment operations	0.90		1.89	1.28	0.60	2.13	4.71
Less distributions to common shareholders from:
Net investment income	(0.57)		(1.14)	(1.14)	(0.84)	(1.00)	(0.94)
Net realized gains	—		—	—	—	—	(0.02)
Return of capital	—		—	—	(0.30)	(0.14)	(0.18)
Total distributions	(0.57)		(1.14)	(1.14)	(1.14)	(1.14)	(1.14)
Capital charge resulting from issuance of common and preferred shares and related offering costs(a)	—		—	—	—	—	—
Premiums from shares sold in at the market offerings	—	(a)	—	— (a)	0.01	0.02	—
Net asset value, end of period	$13.53		$13.20	$12.45	$12.31	$12.84	$11.83
Market value, end of period	$13.75		$13.09	$12.51	$12.09	$13.09	$11.40
Total investment return based on:(b)
Net asset value	6.97%		16.08%	11.05%	4.92%	19.12%	62.00%
Market value	9.63%		14.56%	13.62%	1.08%	26.02%	41.70%
Net assets, end of period (000)	$926,541		$891,350	$840,737	$827,339	$801,354	$651,707
Ratios to average net assets applicable to common shareholders:
Net expenses(c)	1.48%	(d)	1.49%	1.57%	1.55%	1.67%	2.87%
Gross expenses prior to expense reductions and earnings credits(c)	1.48%	(d)	1.49%	1.57%	1.55%	1.71%	2.98%
Net expenses, excluding interest expense	1.18%	(d)	1.17%	1.17%	1.19%	1.19%	2.36%
Net investment income (loss)(c)	5.54%	(d)	5.92%	6.60%	6.56%	7.48%	8.79%
Preferred share distributions	—%		—%	—%	—%	—%	0.10%
Net investment income (loss), net of preferred share distributions from net investment income	5.54%	(d)	5.92%	6.60%	6.56%	7.48%	8.69%
Portfolio turnover rate	17%		62%	56%	44%	37%	30%
Average commission rate paid	$0.0291		$0.0295	$0.0230	$0.0222	$—	$—
Asset coverage per $1,000 of loan outstanding(e)	$3,647		$3,547	$3,950	$3,903	$5,152	$4,377

*	Net investment income allocated based on average shares method.

(a)	Amount equated to less than $0.005 per common share.

(b)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)	Does not reflect the effect of dividend payments to Preferred Shareholders.

(d)	Annualized.

(e)	Calculated by subtracting the Fund’s total liabilities (not including Note payable) and preferred shares from the Fund’s total assets and dividing this by the amount of note payable outstanding, and by multiplying the result by 1,000.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Convertible Opportunities and Income Fund

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, for Calamos Convertible Opportunities and Income Fund (the “Fund”) as of April 30, 2014, and the related statements of operations, changes in net assets, and cash flows and the financial highlights for the six-month period then ended. These interim financial statements and financial highlights are the responsibility of the Fund’s management.

We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets of the Fund for the year ended October 31, 2013 and the financial highlights for each of the five years in the period then ended; and in our report dated December 16, 2013, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Chicago, Illinois

June 20, 2014

32	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

About Closed-End Funds

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•

Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•	No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	33

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the

34	CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT

Automatic Dividend Reinvestment Plan

open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If, the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice are required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety to the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND SEMIANNUAL REPORT	35

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

STAY CONNECTED www.calamos.com

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30, 2013, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

Boston, MA

TRANSFER AGENT:

Computershare

P.O. Box 30170

College Station, TX 77842-3170

866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

K&L Gates LLP

Chicago, IL

Washington, DC

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2014 Calamos Investments LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Investments LLC.

CHISAN 1790 2014

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics — Not applicable.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Convertible Opportunities and Income Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 20, 2014

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 20, 2014

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 20, 2014